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                                                                EXHIBIT 10.8

[CB COMMERCIAL LOGO]   SUBLEASE

                       CB COMMERCIAL REAL ESTATE GROUP, INC.
                       BROKERAGE AND MANAGEMENT
                       LICENSED REAL ESTATE BROKER

1. PARTIES.

   This Sublease, dated December 16, 1997, is made between Road Runner Sports, Inc. ("Sublessor"), and C2i Solutions, Inc. ("Sublessee").

2. MASTER LEASE.

   Sublessor is the lessee under a written lease dated February 16, 1993, wherein First Security Mortgage ("Lessor") leased to Sublessor the real property located in the City of San Diego, County of San Diego, State of California, described as approximately 52,648 square feet in two (2) freestanding buildings located at 6138 and 6150 Nancy Ridge Drive.

   _____________________________________________________________________________

   ("Master Premises"). Said lease has been amended by the following amendments N/A

   _____________________________________________________________________________

   ____________________________________________________________________________;

   said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."

3. PREMISES.

   Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): approximately 12,373 square feet located on the second floor of 6138 Nancy Ridge Drive, San Diego, California 92121.

4. WARRANTY BY SUBLESSOR.

   Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5. TERM.

   The Term of this Sublease shall commence on January 15, 1998 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on July 14, 1998 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6. RENT.

   6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at 6150 Nancy Ridge Drive, San Diego, CA 92121 Attention: Bill Ness or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Twelve Thousand Nine Hundred Ninety-One and 65/100--------- Dollars ($12,991.65----------) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Nineteen Thousand Four Hundred Eighty-Seven and 47/100---------- Dollars ($19,487.47-----------) as
        rent for all of January and all of February, 1998. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions: N/A

   6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent N/A percent (____%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such


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     additional rent shall be payable as and when Operating Costs are payable by
     Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7.   SECURITY DEPOSIT.

     Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Twelve Thousand Nine Hundred Ninety-One and 65/100 Dollars ($12,991.65) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8.   USE OF PREMISES.

     The Premises shall be used and occupied only for office, engineering and other general office uses, and for no other use or purpose.

9.   ASSIGNMENT AND SUBLETTING.

     Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.  OTHER PROVISIONS OF SUBLEASE.

     All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following:

                   See Addendum

     Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.  ATTORNEYS' FEES.

     If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12.  AGENCY DISCLOSURE.

     Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Road Runner Sports, Inc. and Douglas C. Lozier and Brent H. Wright of CB Commercial Real Estate Group, Inc., who represents C2i Solutions, Inc.

     In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13.  COMMISSION.

     Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of per Agreement Dollars ($____), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14.  NOTICES.

     All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from



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time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

To Sublessor:      Road Runner Sports, Inc., 6150 Nancy Ridge Drive, San Diego, CA 92121
               -------------------------------------------------------------------------------------

To Sublessee:      C2i Solutions, Inc., 6138 Nancy Ridge Drive, San Diego, CA 92121
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

15.  CONSENT BY LESSOR.
     THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16.  COMPLIANCE.
     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublessor: Road Runner Sports, Inc.    Sublessee:  C2i Solutions, Inc.
          -------------------------              ------------------------------

By:                                    By:              [SIG]
  ---------------------------------       -------------------------------------

Title:                                 Title: VP, Finance & CFO
      -----------------------------          ----------------------------------

By:                                    By:
   --------------------------------       -------------------------------------

Title:                                 Title:
       ----------------------------           ---------------------------------

Date:                                  Date:          12/24/97
     ------------------------------         -----------------------------------


                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

Lessor:
       ---------------------------

By:
   -------------------------------

Title:
      ----------------------------

By:
   -------------------------------

Title:
      ----------------------------

Date:
     -----------------------------

CONSULT YOUR ADVISORS -- This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous material and underground storage tanks.


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                                    ADDENDUM

This Addendum by and between Road Runner Sports Inc., ("Sublessor") and C2i Solutions, Inc. ("Sublessee"), modifies the terms and condition of the Master Lease Agreement dated February 16, 1993 as follows:

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 1.  PREMISES/OCCUPANCY SCHEDULE/TERM AND COMMENCEMENT:

     DECEMBER 15, 1997 THROUGH JANUARY 14, 1998 -- Early Occupancy Period (vacant area only) no rent;

     JANUARY 15, 1998 THROUGH JULY 14, 1998 -- 12,373 square feet located on and representing the entire second floor of 6138 Nancy Ridge Drive (Total Square Feet Occupied: Approximately 12,373).

 2. TERM OF THE SUBLEASE: Six (6) month term and thereafter month-to-month tenancy with the right to cancel by either party with thirty (30) days notice after July 15, 1998.

 3. PREMISES CONDITION: Sublessor to perform minor repairs including, but not limited to, painting and patching of all interior demising walls, carpet repair, cleaning, as well as HVAC, plumbing, electrical and all other base building systems. Sublessee understands it is leasing Premises on an "as-is" basis subject to Sublessor responsibilities contained in this article.

 4. TELEPHONE SYSTEM: Sublessor to provide twenty-five (25) direct dial lines for Sublessee. Sublessee will be responsible for installation and maintenance of network cabling.

 5. MAIN LOBBY INGRESS/EGRESS: Sublessor to provide shared main lobby ingress and egress to the Premises beginning December 15, 1997 and continuing through the duration of the Sublease term. In addition, Sublessor will share lobby conference rooms on a scheduled basis. Road Runner Sports will have first right of use.

 6. MAINTENANCE AND REPAIRS: sublessor shall maintain, repair, and replace all the structural elements and exterior surfaces of the Premises including the roof, roof membrane and roof covering, walls, concrete slab, footings, electrical and plumbing exterior to the building at Sublessor's sole expense, unless problems are directly related to Sublessee use, improvements and/or caused by Sublessee's employees, agents or contractors.

 7. SIGNAGE: Sublessee shall be granted standard sign rights for the subject Premises. All costs associated with design, installation, permitting, and removal of said signage shall be paid by Sublessee. Said signage shall be mutually agreed upon between Landlord, Sublessor and Sublessee in accordance with the sign criteria for the project and according to City of San Diego codes and regulations.

 8. PARKING: Sublessee shall receive two (2) reserved parking spaces in close proximity to the main entrance of the subject Premises within the three per one thousand (3:1,000) parking ratio not to exceed forty-two (42) spaces.

 9. HAZARDOUS MATERIALS: The parties hereby expressly acknowledge that Broker has made no independent determination or investigation regarding the following: present or future use or zoning of the property; environmental matters affecting the Property; the condition of the Property including, but not limited to, structural, mechanical, and soils conditions as well as issues surrounding hazardous wastes or substances; violations of the Occupational Safety and Health Act or any other federal, state, county or municipal laws, ordinances, or statutes; measurements of land and/or buildings. Lessee agrees to make its own investigation and determination regarding such items. A REAL ESTATE BROKER IS QUALIFIED TO ADVISE ON REAL ESTATE. IF YOU DESIRE LEGAL ADVICE, CONSULT YOUR ATTORNEY.

10. AMERICANS WITH DISABILITIES ACT: Owners or tenants of real property may be subject to the Americans with Disabilities Act (ADA), a federal law codified at 42 USC Section 12101 et seq. Among other requirements of the ADA that could apply to the Property, Title III of the Act requires owners and tenants of "public accommodations" to remove barriers to access by disabled persons and provide auxiliary aids and services for hearing, vision, or speech impaired persons. The regulations under Title III of the ADA are codified at 28 CFR Part 36.

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ADDENDUM BETWEEN ROADRUNNER SPORTS, INC. AND C2i SOLUTIONS, INC.

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        Broker recommends that you and your attorney review the ADA and the regulations and, if appropriate, this Lease to determine if this law would apply to you and the nature of the requirements. These are legal issues. You are responsible for conducting your own independent investigation of these issues.

11. CODE COMPLIANCE: The parties hereto agree to comply with all applicable federal, state, and local laws, regulations, codes, ordinances, and administrative orders having jurisdiction over the parties, the Property, or the subject matter of this Lease including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

12. LESSOR APPROVAL: This Sublease is subject to Lessor's approval which per the Master Lease shall not be unreasonably withheld.

13. ASSIGNMENT: Sublessee may not assign its interest under this Sublease Agreement.

14. EXTRAORDINARY UTILITY COST: If it is determined that C2i Solutions' after hours utilities consumption is deemed excessive by Sublessor, Sublessor will impose a $35.00 per hour utility fee.

SUBLESSOR                               SUBLESSEE
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ROAD RUNNER SPORTS, INC.                C2i SOLUTIONS, INC.


By:                                     By:  [SIG]
   -----------------------------------     -------------------------------------


Date:                                   Date: 12/24/97
     ---------------------------------       -----------------------------------